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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2004

                            MAVERICK TUBE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                   Delaware                                       1-10651                                     43-1455766
(State or other jurisdiction of incorporation)            (Commission File Number)                 (IRS Employer Identification No.)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri                                                     63017
(Address of principal executive offices)                                                                       (Zip Code)

Registrant's telephone number, including area code:  (636) 733-1600

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On December 1, 2004, Maverick Tube Corporation (the "Company") issued a press release announcing the commencement of an Exchange Offer with respect to the exchange of up to $120,000,000 aggregate principal amount of its outstanding 4.00% Convertible Senior Subordinated Notes due 2033 for an equal amount of its 2004 4.00% Convertible Senior Subordinated Notes due 2033. The Exchange Offer will expire on December 29, 2004 unless extended or earlier terminated. A copy of the press release is filed as an exhibit to this Form 8-K.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)       Not applicable.

      (b)       Not applicable.

      (c)       Exhibits.

                Exhibit No.             Description
                -----------             -----------
                99.1                    Text of press release dated December 1, 2004




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MAVERICK TUBE CORPORATION


Date: December 1, 2004           By: /s/ PAMELA G. BOONE
                                     -------------------------------------------
                                     Pamela G. Boone
                                     Vice President - Finance and Administration
                                     and Chief Financial Officer




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